SCHEDULE 14C INFORMATION

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

September 6, 2017

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Board of Trustees (the “Board”) of Transamerica Series Trust of a new sub-advisory agreement on behalf of Transamerica Janus Balanced VP and Transamerica Janus Mid-Cap Growth VP (the “Portfolios”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-advisory agreement for your Portfolios. We encourage you to store this document with your Transamerica investment information.

Janus Capital Management LLC (“Janus”) is the sub-adviser to the Portfolios in accordance with an investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between Janus and Transamerica Asset Management, Inc. (“TAM”), the Portfolios’ investment manager. Janus Capital Group Inc. (“JCG”), the parent company of Janus, merged with Henderson Group plc on May 30, 2017 in an all stock merger of equals. The resulting new entity is Janus Henderson Group plc, doing business as Janus Henderson Investors. This merger constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Sub-Advisory Agreement with Janus and resulted in the automatic termination of the agreement. The Board, however, approved the continued retention of Janus as the Portfolios’ sub-adviser and, based on information provided by TAM and Janus, approved a new sub-advisory agreement with Janus prior to the closing of the transaction. The enclosed Information Statement contains information regarding the new sub-advisory agreement.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Summary

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

September 6, 2017

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (“TST” or the “Trust”) to investors in Transamerica Janus Balanced VP and Transamerica Janus Mid-Cap Growth VP (each a “Portfolio” and, together, the “Portfolios”). TST, a registered investment company, is organized as a Delaware statutory trust. Each Portfolio is a series of the Trust. The Information Statement provides information regarding the approval by the Board of a new sub-advisory agreement on behalf of the Portfolios. The Portfolios will continue to be sub-advised by Janus Capital Management LLC (“Janus”) pursuant to a new agreement between Transamerica Asset Management, Inc. (“TAM”) and Janus, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement became necessary due to a merger transaction resulting in an assignment of the prior sub-advisory agreement.

On May 30, 2017, Janus’ parent company, Janus Capital Group Inc. (“JCG”), and Henderson Group plc (“Henderson”) merged in an all stock merger of equals. The resulting new entity is Janus Henderson Group plc, doing business as Janus Henderson Investors (“Janus Henderson”). This transaction constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement between TAM and Janus, resulting in its automatic termination. The Board approved the New Sub-Advisory Agreement prior to the closing of the transaction, which took effect on May 30, 2017.

This Information Statement is provided in lieu of a proxy statement to each Portfolio’s investors as of June 30, 2017 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (“Independent Board Members”), without obtaining investor approval. Pursuant to the Order, however, TAM is required to provide certain information about a new sub-advisory agreement to its investors.

A Notice of Internet Availability of the Information Statement is being mailed on or about September 6, 2017. Janus Henderson will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to investors.

The annual reports of the Portfolios are sent to investors of record following the Portfolios’ fiscal year end. The Portfolios’ fiscal year end is December 31. The Portfolios will furnish, without charge, a copy of their annual and semi-annual reports to an investor upon request. Such requests should be directed to the Portfolios by calling toll free 1-888-233-4339. Copies of the annual and semi-annual reports of the Portfolios also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolios’ website at http://transamericaseriestrust.com/content/prospectus.aspx until at least December 31, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

TRANSAMERICA SERIES TRUST

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.	This Information Statement is being furnished by the Board to inform investors of a merger of Janus’ parent company, JCG, and Henderson, which were merged in an all stock merger of equals on May 30, 2017. The resulting new entity is Janus Henderson. This transaction constituted an “assignment,” within the meaning of the 1940 Act, of the sub-advisory agreement between TAM and Janus, resulting in its automatic termination. Janus continues to act as sub-adviser for the Portfolios under the New Sub-Advisory Agreement.

The Portfolios rely on exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements subject to Board approval and without investor approval under certain circumstances. This Information Statement provides information regarding the New Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.	No. This Information Statement is being provided to each Portfolio’s investors in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Portfolios. TAM recommended to the Board the continued retention of Janus as the Portfolios’ sub-adviser and the approval of the New Sub-Advisory Agreement with Janus. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Janus retained as sub-adviser for the Portfolios?

A.	The material terms of the New Sub-Advisory Agreement are identical to the material terms of the prior sub-advisory agreement between Janus and TAM (the “Prior Sub-Advisory Agreement”). The fees and expenses associated with the New Sub-Advisory Agreement are not changing with the approval of the New Sub-Advisory Agreement. In addition, the quality of the services that Janus provides for the Portfolios will not be materially impacted by the merger Janus’ parent company, JCG, and Henderson. Janus retains the same investment processes, key personnel and other support systems as under the Prior Sub-Advisory Agreement. After full and complete discussion, the Board approved the continued retention of Janus as the Portfolios’ sub-adviser and the New Sub-Advisory Agreement. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

At a meeting of the Board held on December 8-9, 2016, the Board approved, at TAM’s recommendation, a New Sub-Advisory Agreement for the Portfolios as described below, effective upon the closing of the transaction.

The prior sub-advisory agreement between Janus and TAM dated December 9, 2011, as amended (the “Prior Sub-Advisory Agreement”) was automatically terminated when Janus’ parent company, JCG, and Henderson merged in an all stock merger of equals on May 30, 2017. The merger resulted in a change of control of Janus and constituted an “assignment” of the Prior Sub-Advisory Agreement between Janus and TAM under the 1940 Act. The assignment resulted in the automatic termination of the Prior Sub-Advisory Agreement, giving rise to the necessity for the Board to approve, at an in-person meeting, a new sub-advisory agreement between TAM and Janus with respect to the Portfolios (the “New Sub-Advisory Agreement”).

THE PORTFOLIOS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Portfolio pursuant to a Management Agreement (the “Management Agreement”) dated March 1, 2016, which was most recently approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides each Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Portfolio’s portfolio of securities and other investments consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in each Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolios under the Management Agreement are not expected to change in light of the closing of the transaction.

No officer or Trustee of the Portfolios is a director, officer or employee of Janus. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in Janus or any other person controlling, controlled by or under common control with Janus. Since the Record Date, none of the Trustees of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Janus or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Janus has served as sub-adviser to the Portfolios since December 9, 2011, providing sub-advisory services to the Portfolios pursuant to the Prior Sub-Advisory Agreement between TAM and Janus. As sub-adviser to the Portfolios, Janus was responsible for managing the assets of the Portfolios in a manner consistent with the terms of the Prior Sub-Advisory Agreement and the investment objective, strategies and policies of each Portfolio. The Prior Sub-Advisory Agreement was last approved by the Board, including a majority of the Independent Board Members, on June 8-9, 2016.

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into the New Sub-Advisory Agreement with Janus on behalf of the Portfolios, effective upon the closing of the transaction.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

There are no material differences between the terms of the Prior Sub-Advisory Agreement and those of the New Sub-Advisory Agreement. The sub-advisory fee rates payable by TAM to Janus have remained the same under the New Sub-Advisory Agreement. A description of the sub-advisory fee rates appears below under the caption “Sub-Advisory Fees.” The New Sub-Advisory Agreement was approved by the Board on December 8-9, 2016 and became effective as of May 30, 2017.

Under the terms of the New Sub-Advisory Agreement, subject to the supervision of the Trust’s Board of Trustees and TAM, Janus shall regularly provide each Portfolio, with respect to such portion of each Portfolio’s assets as shall be allocated to Janus by TAM from time to time (the “Allocated Assets”), with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in each Portfolio’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to Janus. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that Janus will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Portfolios within the meaning of Section 28(e) of the Securities Exchange Act of 1934, and/or to any other fund or account over which Janus or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolios, Janus may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Janus has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Janus’ overall responsibilities with respect to the Portfolios and to other funds and clients for which Janus exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Janus’ authority regarding the execution of the Portfolios’ portfolio transactions. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that it: (i)-may be terminated with respect to any Portfolio at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to Janus, without the payment of any penalty; (iii) may be terminated at any time by Janus upon 90 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of Janus. The Prior Sub-Advisory Agreement contained the same provisions.

As compensation for the services performed by Janus under the New Sub-Advisory Agreement, TAM shall pay Janus out of the management fee it receives with respect to the Portfolios, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As described below under the caption “Sub-Advisory Fees,” the compensation Janus will receive from TAM under the New Sub-Advisory Agreement is the same as Janus received under the Prior Sub-Advisory Agreement.

The New Sub-Advisory Agreement requires that Janus, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by any of them and reasonably available to Janus relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement states that Janus shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Janus is not protected against any liability to TAM or the Portfolios to which Janus would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement contained the same provisions.

The New Sub-Advisory Agreement provides that, unless otherwise advised in writing by TAM, Janus shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with Janus’ proxy voting policies and procedures without consultation with TAM or the Portfolios. The Prior Sub-Advisory Agreement contained the same provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

Under the Management Agreement, each Portfolio pays TAM on an annual basis the following management fee based on each Portfolio’s average daily net assets:

Transamerica Janus Balanced VP

0.76% of the first $250 million

0.73% over $250 million up to $500 million

0.705% over $500 million up to $1 billion

0.68% in excess of $1 billion

Transamerica Janus Mid-Cap Growth VP

0.805% of the first $500 million

0.77% over $500 million up to $1 billion

0.75% in excess of $1 billion

The net assets are equal to the market value of each Portfolio. Fees are accrued daily and paid by each Portfolio monthly. As of June 30, 2017, the net assets of each Portfolio were as follow:

Transamerica Janus Balanced VP - $872,020,227 million

Transamerica Janus Mid-Cap Growth VP - $827,110,845 million

SUB-ADVISORY FEES

The sub-advisory fees to be paid by TAM to Janus have not changed in connection with the Change in Control of Janus, and the New Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreement.

Under the New Sub-Advisory Agreement, TAM (not the Portfolios) pays Janus the following sub-advisory fees for its services with respect to each Portfolio’s average daily net assets on an annual basis:

Transamerica Janus Balanced VP

0.325% of the first $1.0 billion

0.30% over $1.0 billion

Transamerica Janus Mid-Cap Growth VP

0.375% of the first $500 million

0.34% over $500 million up to $1.0 billion

0.32% over $1.0 billion

For each Portfolio, the following table shows the management fees paid to TAM and Sub-Advisory fees paid by TAM to Janus for the fiscal year ended December 31, 2016.

	Management Fees (after waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Transamerica Janus Balanced VP	$5,095,563	$0	$2,270,640
Transamerica Janus Mid-Cap Growth VP	$4,540,520	$0	$2,977,808

INFORMATION REGARDING THE SUB-ADVISER

Janus, an indirect subsidiary of Janus Henderson, together with its predecessors, has served as an investment adviser since 1969. Janus currently serves as investment adviser or sub-adviser to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. As of June 30, 2017, Janus Henderson has approximately $344.9 billion in total assets under management. Janus’ principal business address is 151 Detroit Street, Denver, CO 80206. Janus Henderson’s principal business address is 201 Bishopsgate, London EC2M 3AE.

Portfolio Managers

Transamerica Janus Balanced VP

Name	Sub-Adviser	Positions Over Past Five Years
Jeremiah Buckley, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Capital Management LLC since 1998

Marc Pinto, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2011; Portfolio Manager with Janus Capital Management LLC since 2005; Vice President

Mayur Saigal	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Capital Management LLC since 2005; Vice President

Darrell Watters	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2015; Portfolio Manager of Janus Capital Management LLC since 1996; Vice President and Head of U.S. Fundamental Fixed Income

Transamerica Janus Mid-Cap Growth VP

Name	Sub-Adviser	Positions Over Past Five Years
Brian Demain, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager with Janus Capital Management LLC since 2007; Vice President

Cody Wheaton, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager and research analyst with Janus Capital Management LLC since 2001

Management and Governance

Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Janus as of June 30, 2017. The principal address of each individual as it relates to his or her duties at Janus is the same as that of Janus unless otherwise noted.

Name	Position with Janus Capital Management LLC
David R. Kowalski	Chief Risk Officer
Richard M. Weil	Chief Executive Officer
Bruce L. Koepfgen	President
Jennifer J. McPeek	Chief Operating and Strategy Officer
Enrique D. Chang	Chief Investment Officer
Michelle R. Rosenberg	Deputy General Counsel
Susan K. Wold	Chief Compliance Officer
Brennan A. Hughes	Chief Financial Officer
Michael D. Elder	Senior VP, Head of North American Distribution

Management Activities. Janus acts as sub-adviser for the following registered investment companies, separately managed accounts and other commingled pools with investment objectives similar to the Portfolios:

Transamerica Janus Balanced VP

Comparable Fund for which Janus serves as Sub-Adviser	Assets Managed by Janus (as of 6/30/17)	Sub-advisory Fee Paid to Janus (annually)
Janus Balanced Fund – Class I	$13,046,000,000	Total Net Expenses = 0.65%

Janus Aspen Balanced Portfolio – Institutional	$2,958,000,000	Total Net Expenses = 0.58%

Subadvised Account A	$143,000,000	First $25 million = 0.50% Next $75 million = 0.45% Next $200 million = 0.40% Next $200 million = 0.35% Next $250 million = 0.325% Over $750 million = 0.30%

Subadvised Account B	$1,070,000,000	First $250 million = 0.27% Over $250 million = 0.25%

Subadvised Account C	$260,000,000	First $500 million = 0.35% Over $500 million = 0.25%

Transamerica Janus Mid-Cap Growth VP

Comparable Fund for which Janus serves as Sub-Adviser	Assets Managed by Janus (as of 6/30/17)	Sub-advisory Fee Paid to Janus (annually)
Janus Enterprise Fund – Class I	$14,223,000,000	Total Net Expenses = 0.78%

Janus Aspen Enterprise Portfolio – Institutional Shares	$1,061,000,000	Total Net Expenses = 0.73%

Subadvised Account A	$159,000,000	First $50 million = 0.44% Over $50 million = 0.40%

Subadvised Account B	$19,000,000	First $50 million = 0.44% Over $50 million = 0.40%

Subadvised Account C	$861,000,000	First $500 million = 0.40% Over $500 million = 0.35%

Separate Account A	$119,000,000	First $100 million = 0.65% Next $100 million = 0.60% Over $200 million = 0.55%

Separate Account B	$222,000,000	First $150 million = 0.48% Over $150 million = 0.45%

Separate Account C	$331,000,000	First $100 million = 0.55% Over $100 million = 0.50%

Separate Account D	$28,000,000	First $100 million = 0.65% Next $100 million = 0.60% Over $200 million = 0.55%

EVALUATION BY THE BOARD

At a meeting of the Board held on December 8-9, 2016, the Board considered the continued retention of Janus as the Portfolios’ sub-adviser. Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreement were reasonable and in the best interests of each Portfolio and its investors. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreement, to take effect upon the closing of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreement, the Board Members requested and received from TAM and Janus certain materials and information in advance of their meeting. In addition, the Independent Board Members consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that Janus would remain the sub-adviser to the Portfolios, as part of the new Janus Henderson entity, and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Janus to each Portfolio and its investors, including compliance services;

(b) that Janus is expected to retain the same investment processes, key personnel and support systems following the transaction;

(c) that JCG and Henderson are experienced and respected asset management firms and TAM believes that Janus will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on an assessment of JCG, Henderson and Janus Henderson, Janus’ investment talent, and the sub-advisory services Janus currently provides to the Portfolios;

(d) that the New Sub-Advisory Agreement will not result in any change in the rate of sub-advisory fees payable to Janus by TAM; and

(e) that Janus believes it will gain the strength of a broader and deeper investment management team through the combined resources of Janus Henderson, and that the transaction will result in longer term benefits for the Portfolios and a stronger and more diversified perspective in the portfolio management team for the Portfolios.

A discussion followed that included consideration of these and other matters. In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and their own business judgment, to be relevant. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Janus under the New Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Janus regarding the operations, facilities, organization and personnel of JCG, Janus, Henderson and Janus Henderson, that Janus would remain the sub-adviser to the Portfolios, as part of the new Janus Henderson entity, as well as the sub-advisory services provided by Janus under the Prior Sub-Advisory Agreement. The Board Members noted that no changes were being proposed to the Portfolios’ principal investment strategies. The Board Members considered that TAM and Janus have advised the Board Members that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Janus to the Portfolios and their investors, including compliance services. The Board Members considered that JCG and Henderson are experienced and respected asset management firms that are expected to benefit from the combination of their resources once the transaction is completed. In addition, the Board noted that TAM believes that, following the transaction, Janus will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios, based on TAM’s assessment of JCG, Henderson and Janus Henderson, Janus’ investment talent and the sub-advisory services currently being provided by Janus to the Portfolios.

The Board Members noted Janus’ past performance, investment management experience, capabilities and resources. Further, they also noted that it is expected that, after the transaction, the current portfolio managers and their respective investment teams will continue to sub-advise the Portfolios by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Janus under the New Sub-Advisory Agreement, the Board Members concluded that Janus is capable of providing sub-advisory services to each Portfolio that are appropriate in scope and extent in light of the proposed investment programs for the Portfolio.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreement, noting that the proposed sub-advisory fee schedules payable by TAM to Janus are the same as the fee schedules in the Prior Sub-Advisory Agreement. The Board Members noted that the management fee schedules for the Portfolios would not change. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by Janus under the New Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

It was noted that the Board had reviewed Janus’ estimated profitability under the Prior Sub-Advisory Agreement in June of 2016, and would consider Janus’ estimated profitability under the New Sub-Advisory Agreement in connection with the proposed renewal of the agreements.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Janus in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Janus from its relationship with the Portfolios. The Board Members noted that TAM would not realize soft dollar benefits from its relationship with Janus, and that Janus may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolios and their investors and unanimously approved the New Sub-Advisory Agreement, to take effect upon the closing of the transaction.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Janus for the fiscal year ended December 31, 2016.

ADDITIONAL INFORMATION

TAM, the Trust’s investment manager, Transamerica Fund Services, Inc., the Trust’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of June 30, 2017, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolios.

As of June 30, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Portfolios:

Name & Address	Portfolio Name	Class	Percent Owned
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Initial	98.26%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Service	90.44%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	Service	8.96%

AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	43.65%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	Initial	14.95%

TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	14.52%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Janus Mid-Cap Growth VP	Initial	12.57%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Initial	9.43%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	66.09%

TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	Service	21.82%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of June 30, 2017, the following persons owned of record 25% or more of the outstanding shares of the Portfolios:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Balanced VP	54,383,842.810	89.29%

AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Janus Mid-Cap Growth VP	10,779,292.905	37.82%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders/investors, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder/investor proposals to be presented at any subsequent meeting of shareholders/investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary

September 6, 2017

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

JANUS CAPITAL MANAGEMENT LLC

This Agreement, entered into as of May 30, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Janus Capital Management LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution, as agent of the Fund for this limited purpose, of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by

it. The Subadviser shall place orders in accordance with its policy to seek best execution as set forth in the Subadviser’s Form ADV. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund that is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)	TAM acknowledges and agrees that the Subadviser shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Fund. TAM will instruct applicable service providers not to forward to Subadviser any information concerning such actions. The Subadviser will, however, forward to TAM any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Fund.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees;(vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-l fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request, including, but not limited to:

1.	Current copies of the Fund’s prospectus and statement of additional information.

2.	Current copies of the Fund’s organizational documents and Bylaws.

3.	Notice of TAM’s custodian designated to hold assets in the Fund.

4.	A list of the countries approved by the Board in accordance with Rule 17f-5 in which the Fund’s assets may be maintained and a list of those countries available immediately.

5.	Reports as to the composition of assets in the Fund, cash requirements and cash available for investment in the Fund. To the extent possible, Subadviser requests to receive notice of significant cash in-flows at least three (3) business days in advance of funds being available at the Fund’s custodian, and notice of significant cash outflows at least four (4) business days in advance of when cash needs to be available at the Fund’s custodian.

6.	Copies of the Fund’s liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of the Subadviser.

7.	A Qualified Institutional Buyer Certification completed by the Fund.

8.	A New Issues Questionnaire completed by the Fund.

9.	A list of persons authorized to act on behalf of the Fund.

10.	A list of “affiliates” of TAM, as such term is used in the 1940 Act, including all broker-dealers affiliated with the Fund.

11.	Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall calculate and pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, but in any event no later than fifteen (15) business days following the end of the month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto, along with supporting calculation documentation. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible, but in any event no later than fifteen (15) business days following the end of the month, after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by the Board. A vote by a majority of the Fund’s outstanding voting securities (within the meaning of the 1940 Act), is not required as the adviser has authority to enter into this Agreement pursuant to exemptive relief from the SEC without a vote of the Fund’s outstanding voting securities. This Agreement shall become effective as to the Fund set forth on Schedule A on the date first indicated above and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board upon written notice to the Subadviser. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise as it relates to this Agreement. TAM or the Trust shall not, and shall not permit the Fund to, without prior written consent of Subadviser, otherwise use the name or mark “Janus” or make representations regarding Subadviser or its affiliates. All references contained in this Agreement to “the name or mark “Janus” shall include but not be limited to the Janus logo, the website www.janus.com and any and all electronic links relating to such website. All goodwill associated with the name and mark “Janus” shall inure to the benefit of Subadviser or its affiliates. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

14. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

16. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act.

17. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

18. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered in person, by facsimile registered mail or certified mail or by overnight delivery (postage prepaid, return receipt requested) to TAM and the Subadviser at the address of each set forth below:

If to TAM:

Attn: Tane´ T. Tyler

1801 California Street, Suite 5200

Denver, CO 80202

Phone: (720) 493-4256

Fax: (866) 397-9228

If to Subadviser:

Janus Capital Management LLC

151 Detroit Street

Denver, CO 80206

Attn: General Counsel

19. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund and the Subadviser as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[Signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written. This Agreement may be signed in counterparts.

TRANSAMERICA ASSET MANAGEMENT, INC.

By.	/s/ Christopher A. Staples
Name:	Christopher A. Staple
Title:	Vice President and Chief Investment Officer, Advisory Services

JANUS CAPITAL MANAGEMENT LLC

By.	/s/ Russell P. Shipman
Name:	Russell P. Shipman
Title:	Senior Vice President and Managing Director

Schedule A

Annual fee computed at the following annual rate, based on the average daily net asset value for each month for services rendered hereunder, with respect to each Fund equal to the following:

Fund	Investment Subadvisory Fee
Transamerica Janus Balanced VP	0.325% of the first $1.0 billion
0.30% over $1.0 billion

Transamerica Janus Mid-Cap Growth VP	0.375% of the first $500 million
0.34% over $500 million up to $1.0 billion
0.32% over $1.0 billion

TRANSAMERICA SERIES TRUST

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Janus Balanced VP and Transamerica Janus Mid-Cap Growth VP (the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent merger of the parent company of Janus Capital Management LLC (“Janus”), the Portfolios’ sub-adviser. Janus’ parent company, Janus Capital Group Inc., and Henderson Group plc were merged in an all stock merger of equals on May 30, 2017. The resulting new entity is Janus Henderson Group plc, doing business as Janus Henderson Investors. This transaction constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended, (the “1940 Act”), of the sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Janus, resulting in its automatic termination. The Board of Trustees of the Trust approved a new sub-advisory agreement on behalf of the Portfolios between TAM and Janus prior to the closing of the merger, which took effect on May 30, 2017. Janus continues to act as sub-adviser for the Portfolios under the new sub-advisory agreement. TAM continues to serve as the Portfolios’ investment manager. This Information Statement provides information regarding the new sub-advisory agreement.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolios’ website at http://transamericaseriestrust.com/content/prospectus.aspx until at least December 31, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.